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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): May 14, 2003

                       INTELIDATA TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                          000-21685                    54-1820617
(State of Incorporation)         (Commission File Number)          (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191

               (Address of principal executive offices) (Zip Code)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)

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


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

                (c)        Exhibits

                99.1       Press Release dated May 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE (AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)


     The following information contained in this Item 9 and the press release attached hereto are being furnished by InteliData Technologies Corporation ("InteliData") pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with the interim guidance provided under the Securities and Exchange Commission's Release Nos. 33-8216, 34-47583, insofar as they disclose historical information regarding InteliData's results of operations or financial condition for the quarter ended March 31, 2003.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of InteliData, dated May 14, 2003, furnished hereby reporting InteliData's results of operations and financial condition for the quarter ended March 31, 2003.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 InteliData Technologies Corporation
                                 (Registrant)

                                 By: /s/ John R. Polchin
                                     -------------------------------
                                      John R. Polchin
                                      Chief Financial Officer

Date:  May 14, 2003

                                INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------

    99.1          Press Release dated May 14, 2003.

                    Ex-99.1 PRESS RELEASE DATED MAY 14, 2003

FOR IMMEDIATE RELEASE                       Contact: John R. Polchin
May 14, 2003                                         Chief Financial Officer
                                                     (703) 259-3000

                 INTELIDATA ANNOUNCES FIRST QUARTER 2003 RESULTS

                 Revenues Up 19%; Gross Margin Increases to 66%

     RESTON, VA, May 14, 2003 - InteliData Technologies Corp. (Nasdaq: INTD), a leading provider of Internet banking and electronic bill presentment and payment technologies, today announced financial and operating results for the three-month period ended March 31, 2003.

     Revenue for the first quarter totaled $5.6 million, a 19% increase as compared to $4.7 million for the year-ago quarter. Gross profit for the three-month period ended March 31, 2003 totaled $3.7 million versus $2.7 million for the first quarter of 2002. As a result of both revenue growth and continuing cost efficiencies, the Company's gross margin for the period increased to 66%, up from 58% as reported for the comparable prior year period.

     EBITDA (earnings before interest, taxes, depreciation and amortization) was $451,000 for the quarter versus a loss of $2.8 million for the first quarter of 2002. Operating loss was $118,000 for the current quarter versus a loss of $3.3 million for the first quarter of 2002. Net loss continued to improve to $147,000, or less than $0.01 per share, compared to a net loss of $2.9 million, or $0.06 per share, for the year-ago period.

     The Company believes that EBITDA, a non-GAAP financial metric, is a useful measure for evaluating its financial performance because of its focus on the Company's results from operations before depreciation and amortization. EBITDA is a common alternative measure of performance used by investors, financial analysts and rating agencies. These groups use EBITDA, along with other measures, to estimate the value of a company and to evaluate a company's ability to meet debt service and other cash requirements. A reconciliation of EBITDA to operating loss, as well as additional information concerning EBITDA, is included in this release.

     Cash and investments as of March 31, 2003 totaled $5.5 million, down slightly from the Company's reported year-end position of $5.7 million.

     "Our first quarter results again validate our business approach. As we continue to realize growth from our recurring revenue base, we remain focused on pursuing additional licensing and services business from both new and existing clients. Despite a challenging climate within the financial services sector, we were able to increase our revenue, maintain our cash resources and continue to move closer to achieving net income profitability," said Alfred S. Dominick, Jr., Chairman and CEO.

     The Company reaffirmed its prior full-year 2003 guidance of revenues within the $25 - $30 million range, while generating net income between $0.01 and $0.04 per share.

Attached are financial information comparing results for the three-month period ended March 31, 2003 to the same period in 2002. A table reconciling EBITDA to InteliData's reported operating loss (the most directly comparable GAAP measure) is included with the condensed financial information in this release. For comparability, EBITDA in the prior period has been restated to conform to the 2003 presentation. The EBITDA presented may not be comparable to similarly titled measures reported by other companies. The Company believes that EBITDA, while providing useful information, should not be considered in isolation from or as an alternative to other financial measures determined under GAAP. Additionally, this non-GAAP measure is not intended to represent an alternative measure of operating loss or cash flow or any other measure of performance determined in accordance with generally accepted accounting principles.

     InteliData will hold a conference call today at 4:30 p.m. Eastern Time. Investors can access the call by dialing 1-888-375-8244. The conference leader is Al Dominick.

International callers can dial (706) 634-5506. A replay can be accessed for 48 hours beginning at 7:00 p.m. on May 14th, by dialing 800-642-1687 and entering code 9817468. Replays will also be available at InteliData's Web site www.InteliData.com, www.StreetFusion.com and www.CompanyBoardroom.com for 30 days.

About InteliData

With over a decade of experience in the industry, InteliData provides Internet banking and Electronic Bill Presentment and Payment (EBPP) technology and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet based banking services to their customers. The Company also serves as an application service provider by providing Internet hosting and service bureau solutions. Visit the company's Web site at www.InteliData.com.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to, our ability to continue funding operating losses, our ability to manage our expenses in line with anticipated business levels, the ability of the Company to complete product implementations in required time frames and the Company's ability to increase its recurring revenues and profits through its ASP business model, the impact of competitive products, pricing pressure, product demand and market acceptancerisks, pace of consumer acceptance of home banking and reliance on the Company's bank clients to increase usage of Internet banking by their customers, the effect of general economic conditions on the financial services industry, mergers and acquisitions, risk of integration of the Company's technology by large software companies, the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits, reliance on key strategic alliances and newly emerging technologies, the ability of the Company to leverage its third party relationships into new business opportunities in the EBPP market, the on-going viability of the mainframe marketplace and demand for traditional mainframe products, the ability to attract and retain key employees, the availability of cash for long-term growth, product obsolescence, ability to reduce product costs, fluctuations in operating results, delays in development of highly complex products and other risks detailed from time to time in InteliData filings with the Securities and Exchange Commission. These risks could cause the Company's actual results for 2003 and beyond to differ materially from those expressed in any forward looking statements made by, or on behalf of, InteliData. InteliData is not under any obligation (and expressly disclaims an obligation to) update or alter its forward-looking statements, whether as a result of new information or otherwise.

                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      MARCH 31, 2003 AND DECEMBER 31, 2002
                  (in thousands, except share data; unaudited)

                                                                                        2003              2002
                                                                                    ------------    ---------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                      $      5,463    $      5,674
     Accounts receivable, net                                                              3,703           2,974
     Other receivables                                                                       279             309
     Prepaid expenses and other current assets                                               836             802
                                                                                    ------------    ------------
         Total current assets                                                             10,281           9,759

NONCURRENT ASSETS
     Property and equipment, net                                                           2,052           2,554
     Goodwill, net                                                                        26,238          26,238
     Intangibles, net                                                                      5,600           5,780
     Other assets                                                                            175             175
                                                                                    ------------    ------------

TOTAL ASSETS                                                                       $      44,346    $     44,506
                                                                                   =============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                                               $      2,435    $      2,081
     Accrued expenses                                                                      2,681           3,458
     Deferred revenues                                                                     1,464           1,673
     Other liabilities                                                                       254             252
     Net liabilities of discontinued operations                                               48              51
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  6,882           7,515
     Net liabilities of discontinued operations                                              175             200
     Other liabilities                                                                       929             337
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          7,986           8,052
                                                                                    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --              --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 49,802,000 shares in 2003 and 49,797,000 shares in 2002;
        outstanding 48,996,000 shares in 2003 and 48,991,000 shares in 2002                   50              50
     Additional paid-in capital                                                          302,833         302,833
     Treasury stock, at cost:  806,000 shares in 2003 and 2002                            (2,473)         (2,473)
     Deferred compensation                                                                  (251)           (304)
     Accumulated deficit                                                                (263,799)       (263,652)
                                                                                    -------------   ------------
TOTAL STOCKHOLDERS' EQUITY                                                                36,360          36,454
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     44,346    $     44,506
                                                                                    =============   ============

                       INTELIDATA TECHNOLOGIES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                (in thousands, except per share data; unaudited)


                                                                             2003               2002
                                                                         -------------    --------------
                                                                         $    5,625       $     4,708
Cost of revenues                                                              1,934             1,959
                                                                         -------------    --------------

Gross profit                                                                  3,691             2,749
                                                                         -------------    --------------

Operating expenses
     General and administrative                                               2,089             2,494
     Sales and marketing                                                        393               850
     Research and development                                                 1,147             2,542
     Amortization of goodwill and intangib                                      180               180
                                                                         -------------    --------------
Total operating expenses                                                      3,809             6,066
                                                                         -------------    --------------
      Operating loss                                                           (118)           (3,317)
      Unrealized gain on Sybase warrants                                         --               377
      Other income (expenses), net                                              (29)               14
                                                                         -------------    --------------

      Loss before income taxes                                                 (147)           (2,926)
      Provision for income taxes                                                 --                --
                                                                         -------------    --------------

      Loss from continuing operations                                          (147)           (2,926)
      Discontinued operations, net of income taxes                               --                --
                                                                         -------------    --------------

      Net loss                                                           $     (147)      $    (2,926)
                                                                         =============    ==============
Basic and diluted loss per common share

     Loss from continuing operations                                     $    (0.00)      $     (0.06)
     Income (loss) from discontinued operations                                0.00              0.00
                                                                         -------------    --------------
     Net loss                                                            $    (0.00)      $     (0.06)
                                                                         =============    ==============
  Basic and diluted weighted-average
     common shares outstanding                                               48,853            48,494
                                                                         =============    ==============

===================================================================================================================
Reconciliation of EBITDA to Operating Loss

         Operating loss                                                  $     (118)      $    (3,317)
         Adjustments:
            Depreciation and amortization                                       389               360
            Amortization of intangibles                                         180               180
                                                                         -------------    --------------

         EBITDA                                                          $      451       $    (2,777)
                                                                         =============    ==============

            NOTE: EBITDA represents earnings before interest, taxes,
                         depreciation and amortization.